                           INVESTORS' RIGHTS AGREEMENT

      THIS INVESTORS' RIGHTS AGREEMENT (this "Agreement") is made and entered into as of the 12th day of December, 1996, by and among APPLIED MICROBIOLOGY, INC., a New York corporation ("AMBI"), and BURNS PHILP MICROBIOLOGY PTY LIMITED, an Australian corporation ("BP").

      WHEREAS, AMBI owns 2,128,514 of the issued and outstanding ordinary shares of (pound)1.00 each of Aplin & Barrett Limited, a company incorporated under the laws of England and Wales ("A&B"), which together with one ordinary share of (pound)1.00 held in the name of Burns Philp International Investments Limited constitute all of A&B's issued and outstanding share capital (the "A&B Shares");

      WHEREAS, as of the date of this Agreement AMBI and an affiliate of BP will enter into that certain Share Purchase Agreement by and among AMBI, A&B, and Burns Philp (UK) plc, a company incorporated under the laws of England and Wales ("BP-UK") (the "Share Purchase Agreement"), pursuant to which BP-UK will purchase all of the A&B Shares owned by AMBI; and

      WHEREAS, as an inducement to and in consideration of AMBI's and BP-UK's entering into the Share Purchase Agreement AMBI and BP have agreed to enter into this Agreement:

      NOW, THEREFORE, in consideration of the respective representations, warranties, covenants and agreements contained in this Agreement and in the Share Purchase Agreement, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

                                    SECTION 1

                 Restrictions on Transferability of Securities;
                               Registration Rights

      1.1 Certain Definitions. As used in this Agreement, the following terms shall have the meanings set forth below:

      (a) "AMBI Common Stock" shall mean all of the issued and outstanding shares of common stock, par value $.005 per share, of AMBI.

      (b) "Commission" shall mean the United States Securities and Exchange Commission or any other federal agency at the time administering the Securities Act.


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

      (c) "Exchange Act" shall mean the United States Securities Exchange Act of 1934, as amended, or any similar successor federal statute and the rules and regulations thereunder, all as the same shall be in effect from time to time.

      (d) "Other Shareholders" shall mean persons other than BP who, by virtue of agreements with AMBI, are entitled to include their securities in certain registrations described hereunder.

      (e) "person" or "persons" shall mean both natural persons and entities of any type.

      (f) "Private Placement Securities" shall mean the aggregate of one-half of
(i) the shares of AMBI Common Stock held by BP as of the date of this Agreement that do not constitute Registrable Securities and (ii) any shares of AMBI Common Stock issued as a dividend or other distribution with respect to or in exchange for or in replacement of the shares referenced in (i) above, provided that the parties hereto may, by mutual written consent, agree to change the number of shares of AMBI Common Stock held by BP that are considered "Private Placement Securities."

      (g) "Registrable Securities" shall mean the aggregate of one-half of (i) the shares of AMBI Common Stock held by BP as of the date of this Agreement and
(ii) any shares of AMBI Common Stock issued as a dividend or other distribution with respect to or in exchange for or in replacement of the shares referenced in
(i) above, provided, however, that Registrable Securities shall not include any shares of AMBI Common Stock which have previously been registered or which have been sold to the public and, provided further, that the parties hereto may, by mutual written consent, agree to change the number of shares of AMBI Common Stock held by BP that are considered "Registrable Securities."

      (h) The terms "register," "registered" and "registration" shall refer to a registration effected by preparing and filing a registration statement in compliance with the Securities Act and the declaration or ordering of the effectiveness of such registration statement.

      (i) "Registration Expenses" shall mean all expenses incurred in effecting any registration pursuant to this Agreement, including, without limitation, all registration, qualification, and filing fees, printing expenses, escrow fees, fees and disbursements of counsel for AMBI, blue sky fees and expenses, and expenses of any regular or special audits incident to or required by any such registration, but shall not include Selling Expenses and fees and disbursements of counsel for BP (but excluding the compensation of regular employees of AMBI, which shall be paid in any event by AMBI).


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

      (j) "Rule 144" shall mean Rule 144 as promulgated by the Commission under the Securities Act, as such Rule may be amended from time to time, or any similar successor rule that may be promulgated by the Commission.

      (k) "Securities Act" shall mean the United States Securities Act of 1933, as amended, or any similar successor federal statute and the rules and regulations thereunder, all as the same shall be in effect from time to time.

      (l) "Selling Expenses" shall mean all underwriting discounts and selling commissions applicable to the sale of AMBI Common Stock.


      (m) "Underwriter" shall mean one or more nationally reputable investment banking firms reasonably satisfactory to AMBI and BP acting in the capacity of an underwriter or a financial advisor.

      1.2 Requested Registration.

      (a) Request for Registration. If AMBI shall receive from BP at any time or times within two years (subject to extension pursuant to Section 1.15) after the date of this Agreement, a written request that AMBI effect any registration with respect to Registrable Securities, or any portion thereof, in a public offering and prior to such registration AMBI receives a written opinion of the Underwriter stating that the registration and sale of such Registrable Securities will not materially adversely affect the liquidity, trading patterns or market price of AMBI Common Stock, AMBI will, as soon as practicable, use its best efforts to effect such registration (including, without limitation, filing post-effective amendments, appropriate qualifications under applicable blue sky or other state securities laws, and appropriate compliance with the Securities
Act) as would permit or facilitate the sale and distribution of all or such portion of such Registrable Securities as are specified in such request.

      AMBI shall not be obligated to effect, or to take any action to effect, any such registration pursuant to this Section 1.2:

            (A) During the period starting with the date thirty (30) days prior to AMBI's good faith estimate of the date of filing of, and ending on a date ninety (90) days after the effective date of, an AMBI-initiated registration; provided that AMBI is actively employing in good faith all reasonable efforts to cause such registration statement to become effective;

            (B) During any period in which AMBI does not have available the financial statements which are required by applicable law or regulation to be


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

      included in the registration statement, provided that AMBI shall be obligated to effect such registration as soon as practicable after such financial statements become available;

            (C) [Intentionally Omitted]

            (D) If BP does not request that such offering be firmly underwritten by Underwriters;

            (E) If AMBI and BP using their best efforts are unable to obtain the commitment of the Underwriters to firmly underwrite the offer; or

            (F) If AMBI shall have effected two registrations of the Registrable Securities, or any portion thereof, pursuant to this Section 1.2.

      (b) Subject to the foregoing clauses (A) through (F), AMBI shall file a registration statement covering the Registrable Securities, or any portion thereof, so requested to be registered as soon as practicable after receipt of the request or requests of BP; provided, however, that AMBI shall have the right to defer such filing for up to 90 days if (i) in the good faith judgment of the Board of Directors of AMBI (the "Board"), it is determined that such delay is in the best interest of AMBI, and (ii) AMBI provides to BP a certificate signed by the President of AMBI stating that in the good faith judgment of the Board, a delay of the registration would be in the best interests of AMBI, provided that (except as provided in clause (B) above) (i) AMBI may not defer the filing for a period of more than ninety (90) days after receipt of the request of BP, (ii) AMBI shall not defer its obligation in this manner more than once in any twelve-month period, and (iii) the two-year period set forth in Sections 1.2(a) and 1.3(a) shall be extended by the number of days that the registration is deferred.

      The registration statement filed pursuant to the request of BP may, subject to the provisions of Sections 1.2(b) and 1.12 hereof, include (i) other securities of AMBI, with respect to which registration rights have been granted and (ii) securities of AMBI being sold for the account of AMBI.

      (c) Underwriting. The right of BP to registration pursuant to Section 1.2 shall be conditioned upon BP's participation in such underwriting and the inclusion of BP's Registrable Securities in the underwriting to the extent provided herein.

      (d) Procedures. If AMBI shall request inclusion in any registration pursuant to Section 1.2 of securities being sold for its own account, or if other persons shall request inclusion in any registration pursuant to Section 1.2, BP shall offer to include such securities in the underwriting and may condition


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

such offer on their acceptance of the further applicable provisions of this
Section 1 (including Section 1.11). AMBI shall (together with BP and any other persons proposing to distribute their securities through such underwriting) enter into an underwriting agreement in customary form with the representative of the Underwriter. Notwithstanding any other provision of this Section 1.2, if the representative of the Underwriters advises AMBI and BP in writing that marketing factors require a limitation on the number of shares to be underwritten, the number of shares to be included in the underwriting or registration shall be allocated as set forth in Section 1.12 hereof. If a person who has requested inclusion in such registration as provided above does not agree to the terms of any such underwriting, such person shall be excluded therefrom by written notice from AMBI, the Underwriter or BP. The securities so excluded shall also be withdrawn from registration. If shares are so withdrawn from the registration and if the number of shares to be included in such registration was previously reduced as a result of marketing factors pursuant to this Section 1.2(d), then AMBI may offer other shareholders who have retained rights to include securities in the registration the right to include additional securities in the registration in an aggregate amount equal to the number of shares so withdrawn, with such shares to be allocated among such other shareholders requesting additional inclusion pro rata.

      1.3 AMBI Registration.

      (a) If at any time within two years (subject to extension pursuant to Section 1.15) after the date of this Agreement, AMBI shall determine to register any AMBI Common Stock for its own account in an underwritten public offering (other than pursuant to Section 1.2 hereof, and other than a registration on Form S-4 or S-8), AMBI will:

            (i) promptly give BP written notice thereof; and

            (ii) use its best efforts to include in such registration (and any related qualification under blue sky laws or other compliance), except as set forth in Section 1.3(b) below, and in any underwriting involved therein, all the Registrable Securities specified in a written request or requests, made by BP and received by AMBI within twenty (20) days after the written notice from AMBI described in clause (i) above is mailed or delivered by AMBI.

      (b) Underwriting. If the registration of which AMBI gives notice is for a registered public offering involving an underwriting, AMBI shall so advise BP as a part of the written notice given pursuant to Section 1.3(a)(i). In such event, the right of BP to registration pursuant to this Section 1.3 shall be conditioned upon BP's desire to participate in such underwriting and the inclusion of BP's Registrable Securities in the


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

underwriting to the extent provided herein. BP shall (together with AMBI and the other holders of securities of AMBI with registration rights to participate therein distributing their securities through such underwriting) enter into an underwriting agreement in customary form with the representative of the Underwriter.

      Notwithstanding any other provision of this Section 1.3, if the representative of the Underwriters advises AMBI and BP in writing that the inclusion of such Registrable Securities will materially adversely affect the offering or the liquidity, trading patterns or market price of AMBI Common Stock, then the representative may (subject to the limitations set forth below) advise AMBI to limit the amount of securities to be included in the registration by BP; provided, however that the aggregate value of Registerable Securities to be included in such registration by BP may not be so reduced to less than twenty-five percent (25%) of the total value of all securities included in such registration. AMBI shall so advise all holders of securities requesting registration of the number of shares of securities that are entitled to be included in the registration and underwriting. Such shares shall be allocated as set forth in Section 1.12. If any person does not agree to the terms of any such underwriting, provided such terms are reasonable and customary, he shall be excluded therefrom by written notice from AMBI or the Underwriter. Any Registrable Securities or other securities excluded or withdrawn from such underwriting shall be withdrawn from such registration.


      If shares are so withdrawn from the registration and if the number of shares of Registrable Securities to be included in such registration was previously reduced as set forth above, AMBI shall then offer to all persons who have retained the right to include securities in the registration the right to include additional securities in the registration in an aggregate amount equal to the number of shares so withdrawn, with such shares to be allocated among the persons requesting additional inclusion in accordance with Section 1.12 hereof.

      1.4 Expenses of Registration. The Registration Expenses and Selling Expenses attributable to BP's shares incurred in connection with any registration, qualification or compliance pursuant to Sections 1.2 and 1.3 hereof shall be borne by BP; provided, however, that AMBI will bear the Registration Expenses for any registration proceeding begun pursuant to Section
1.2 or 1.3 and subsequently (i) terminated by AMBI, or (ii) withdrawn by BP if such withdrawal is based upon material adverse information relating to AMBI that is different from the information known or available (upon request from AMBI or otherwise) to BP at the time of its request for registration. All Selling Expenses relating to securities so registered shall be borne by the holders of such securities pro rata on the basis of the number of shares of securities so registered on their behalf.


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

All fees and expenses of any separate counsel for BP shall be borne by BP.

      1.5 [Intentionally Omitted]

      1.6 Registration Procedures. In the case of each registration effected by AMBI pursuant to this Section 1, AMBI will keep BP advised in writing as to the initiation of each registration and as to the completion thereof. At its expense, AMBI will use its best efforts to:

      (a) Keep such registration effective for a period of one hundred twenty
(120) days or until BP has completed the distribution described in the registration statement relating thereto, whichever first occurs; provided, however, that (i) such 120-day period shall be extended for a period of time equal to the period BP refrains from selling any securities included in such registration at the request of an Underwriter of AMBI Common Stock (or other securities) of AMBI; and (ii) in the case of any registration of Registrable Securities on Form S-3 which are intended to be offered on a continuous or delayed basis, such 120-day period shall be extended, if necessary, to keep the registration statement effective until all such Registrable Securities are sold, provided that Rule 415, or any successor rule under the Securities Act, permits an offering on a continuous or delayed basis, and provided further that applicable rules under the Securities Act governing the obligation to file a post-effective amendment permit, in lieu of filing a post-effective amendment that (I) includes any prospectus required by Section 10(a)(3) of the Securities Act or (II) reflects facts or events representing a material or fundamental change in the information set forth in the registration statement, the incorporation by reference of information required to be included in (I) and
(II) above to be contained in periodic reports filed pursuant to Section 13 or

15(d) of the Exchange Act in the registration statement;

      (b) Prepare and file with the Commission such amendments and supplements to such registration statement and the prospectus used in connection with such registration statement as may be necessary to comply with the provisions of the Securities Act with respect to the disposition of all securities covered by such registration statement;

      (c) Furnish such number of prospectuses and other documents incident thereto, including any amendment of or supplement to the prospectus, as BP from time to time may reasonably request;

      (d) Notify BP at any time when a prospectus relating to a registration statement of Registerable Securities is required to be delivered under the Securities Act of the happening of any event as a result of which the prospectus included in such registration statement, as then in effect, includes an untrue statement of a material fact or omits to state a material fact required to be stated therein or necessary to make the statements therein not misleading or incomplete in the light of the circumstances then existing, and at BP's request, prepare and furnish to BP a reasonable number of copies of a supplement to or an amendment of such prospectus as may be necessary so that, as thereafter delivered to the purchasers of such shares, such prospectus shall not include an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading or incomplete in the light of the circumstances then existing;

      (e) Cause all such Registrable Securities registered pursuant to this Agreement to be listed on each securities exchange on which similar securities issued by AMBI are then listed;

      (f) Provide a transfer agent and registrar for all Registrable Securities registered pursuant to such registration statement and a CUSIP number for all such Registrable Securities, in each case not later than the effective date of such registration; and

      (g) In connection with any underwritten offering pursuant to a registration statement filed pursuant to Sections 1.2 and 1.3 hereof, AMBI will enter into an underwriting agreement reasonably necessary to effect the offer and sale of AMBI Common Stock, provided such underwriting agreement contains customary underwriting provisions and provided further that if the Underwriter so requests the underwriting agreement will contain customary contribution provisions.

      1.7 Indemnification.

      (a) AMBI will indemnify BP, each of its officers, directors and partners, legal counsel, and accountants and each person controlling BP within the meaning of Section 15 of the Securities Act, with respect to which registration, qualification, or compliance has been effected pursuant to this Section 1, and each Underwriter, if any, and each person who controls (within the meaning of Section 15 of the Securities Act) any Underwriter, against all expenses, claims, losses, damages, and liabilities (or actions, proceedings, or settlements in respect thereof) arising out of or based on any untrue statement (or alleged untrue statement) of a material fact contained in any prospectus, offering circular, or other document (including any related registration statement, notification, or the like) incident to any such registration, qualification, or compliance, or based on any omission (or alleged omission) to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, or any violation by AMBI of the Securities Act or any rule or regulation thereunder applicable to AMBI and relating to action or inaction required of AMBI in connection with any such registration, qualification, or compliance, and will reimburse BP, each of its officers, directors, partners, legal counsel, and accountants and each person controlling BP, each such Underwriter, and each person who controls any such Underwriter, for any legal and any other expenses reasonably incurred in connection with investigating and defending or settling any such claim, loss, damage, liability, or action, provided that AMBI will not be liable in any such case to the extent that any such claim, loss, damage, liability, or expense arises out of or is based on any untrue statement or omission based upon written information furnished to AMBI by BP and stated to be specifically for use therein. It is agreed that the indemnity agreement contained in this Section 1.7(a) shall not apply to amounts paid in settlement of any such loss, claim, damage, liability, or action if such settlement is effected without the consent of AMBI (which consent has not been unreasonably withheld).

      (b) For each registration statement covering Registerable Securities, BP will indemnify AMBI, each of its directors, officers, partners, legal counsel, and accountants and each Underwriter, if any, of AMBI's securities covered by such a registration statement, each person who controls AMBI or such Underwriter (within the meaning of Section 15 of the Securities Act), against all claims, losses, damages and liabilities (or actions in respect thereof) arising out of or based on any untrue statement (or alleged untrue statement) of a material fact contained in any such registration statement, prospectus, offering circular, or other document, or any omission (or alleged omission) to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, and will reimburse AMBI and such directors, officers, partners, legal counsel, and accountants, persons, Underwriters, or control persons for any legal or any other expenses reasonably incurred in connection with investigating or defending any such claim, loss, damage, liability, or action, in each case to the extent, but only to the extent, that such untrue statement (or alleged untrue statement) or omission (or alleged omission) is made in such registration statement, prospectus, offering circular, or other document in reliance upon and in conformity with written information furnished to AMBI by BP and stated to be specifically for use therein; provided, however, that the obligations of BP hereunder shall not apply to amounts paid in settlement of any such claims, losses, damages, or liabilities (or actions in respect thereof) if such settlement is effected without the consent of BP (which consent shall not be unreasonably withheld).

      (c) Each party entitled to indemnification under this Section 1.7 (the "Indemnified Party") shall give notice to the party required to provide indemnification (the "Indemnifying Party") promptly after such Indemnified Party has actual knowledge of any claim as to which indemnity may be sought, and shall permit the Indemnifying Party to assume the defense of such claim or any litigation resulting therefrom, provided that counsel for the Indemnifying Party, who shall conduct the defense of such claim or any litigation resulting therefrom, shall be approved by the Indemnified Party (whose approval shall not unreasonably be withheld), and the Indemnified Party may participate in such defense at such party's expense, and provided further that the failure of any Indemnified Party to give notice as provided herein shall not relieve the Indemnifying Party of its obligations under this Section 1, to the extent such failure is not prejudicial. No Indemnifying Party, in the defense of any such claim or litigation, shall, except with the consent of each Indemnified Party, consent to entry of any judgment or enter into any settlement that does not include as an unconditional term thereof the giving by the claimant or plaintiff to such Indemnified Party of a release from all liability in respect to such claim or litigation. Each Indemnified Party shall furnish such information regarding itself or the claim in question as an Indemnifying Party may reasonably request in writing and as shall be reasonably required in connection with defense of such claim and litigation resulting therefrom.

      (d) If the indemnification provided for in this Section 1.7 is held by a court of competent jurisdiction to be unavailable to an Indemnified Party with respect to any loss, liability, claim, damage, or expense referred to therein, then the Indemnifying Party, in lieu of indemnifying such Indemnified Party hereunder, shall contribute to the amount paid or payable by such Indemnified Party as a result of such loss, liability, claim, damage, or expense in such proportion as is appropriate to reflect the relative fault of the Indemnifying Party on the one hand and of the Indemnified Party on the other in connection with the statements or omissions that resulted in such loss, liability, claim, damage, or expense as well as any other relevant equitable considerations. The relative fault of the Indemnifying Party and of the Indemnified Party shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission to state a material fact relates to information supplied by the Indemnifying Party or by the Indemnified Party and the parties' relative intent, knowledge, access to information, and opportunity to correct or prevent such statement or omission.

      1.8 Information and Personnel by BP. BP shall furnish to AMBI such information regarding BP and the distribution proposed by BP as AMBI may reasonably request in writing and as shall be reasonably required in connection with any registration, qualification, or compliance referred to in this Section l and shall make available to AMBI such officers and employees as may be reasonably necessary to effect the foregoing at its sole cost and expense.

      1.9 [Intentionally Omitted]



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

      1.10 Transfer or Assignment of Registration Rights. The rights to cause AMBI to register securities granted to BP by AMBI under Sections 1.3 may be transferred or assigned by BP only to a transferee or assignee of not less than 25% of BP's Registrable Securities (as presently constituted and subject to subsequent adjustments for stock splits, stock dividends, reverse stock splits, and the like), provided that AMBI is given written notice at the time of or within a reasonable time after such transfer or assignment, stating the name and address of the transferee or assignee and identifying the securities with respect to which such registration rights are being transferred or assigned, and, provided further, that the transferee or assignee of such rights assumes the obligations of BP under this Section 1 with respect to such shares transferred or assigned. Except for the rights granted to BP by AMBI under Sections 1.3, no other rights granted to BP hereunder may be transferred or assigned without AMBI's prior written consent.

      1.11 "Market Stand-Off" Agreement. So long as AMBI has complied with each of the terms and provisions of this Agreement and the Share Purchase Agreement, BP shall not, without AMBI's prior written approval, solicit purchasers for BP's shares of AMBI Common Stock, sell or otherwise transfer or dispose of any AMBI Common Stock (or other securities of AMBI) held by BP (except, in each case, to the extent permitted pursuant to Sections 1.2 or 1.3 above or in a "private placement" as contemplated by Section 2.1 below) during the Stand-Off Period (as hereinafter defined). The Stand-Off Period means the period ending on the later of (i) two years after the date of this Agreement or (ii) six months after the last date of sale of AMBI Common Stock pursuant to Sections 1.2, 1.3 or 2.1, provided however, that clause (ii) shall apply only if BP has sold at least 2 million shares of AMBI Common Stock through transactions described in Sections 1.2, 1.3 or 2.1, prior to the expiration of the Stand-Off Period.

      1.12 Allocation of Registration Opportunities. In any circumstance in which all of the Registrable Securities and other shares of AMBI Common Stock(including shares of Common Stock issued or issuable upon conversion of shares of any currently unissued series of Preferred Stock of AMBI) with registration rights (the "Other Shares") requested to be included in a registration on behalf of BP or other selling shareholders cannot be so included as a result of limitations of the aggregate number of shares of Registrable Securities and Other Shares that may be so included, the number of shares of Registrable Securities and Other Shares that may be so included shall be allocated as follows:

      (a) If the registration was requested by BP pursuant to Section 1.2 hereof then all Registerable Securities shall be included in the registration prior to the inclusion of any Other Shares or shares to be sold for the account of AMBI. Thereafter, Other Shares and shares to be sold for the account of AMBI may be included pro rata on the basis of the number of Other Shares and shares to be sold for the account of AMBI originally requested to be included in such registration to the extent that inclusion of such shares will not have a material adverse effect on the offering or the liquidity, the trading patterns or the market price of AMBI Common Stock.

      (b) If BP requested to be included in the registration pursuant to Section
1.3 hereof then, after including the number of Registerable Securities necessary to reach the twenty-five percent (25%) minimum BP participation set forth in
Section 1.3, all additional Registerable Securities and all Other Shares shall be included in the registration pro rata on the basis of the number of additional Registerable Securities and Other Shares requested to be included in such registration.

      (c) The number of Registrable Securities to be included in a registration pursuant to this Agreement shall not be limited in order to include shares held by shareholders with no registration rights or to include founder's stock or any other shares of stock issued to employees, officers, directors, or consultants of AMBI.

      1.13 No Other Sales. Unless otherwise permitted by the provisions of this Agreement, for a period of two years after the date of this Agreement BP will not enter into an "option" or "put" arrangement with any third party to sell shares of AMBI Common Stock (or other securities convertible into or exercisable into AMBI Common Stock).

      1.14 Standstill. Without the prior written consent of the Board, for a period of two years after the date of this Agreement, BP will not (i) acquire, offer to acquire or agree to acquire, directly or indirectly, by purchase or otherwise, any voting securities or direct or indirect rights or options to acquire any AMBI Common Stock (or other securities convertible into or exercisable into AMBI Common Stock), (ii) make, or in any way participate, directly or indirectly, in any "solicitation" of "proxies" to vote any securities of AMBI (as such terms are used in the proxy rules of the Commission), provided that, for so long as BP shall have the right to nominate one person for election to the Board pursuant to Section 3.2(b) hereof, BP may solicit proxies or seek to advise or influence any person with respect to the voting of any securities of AMBI for any such one BP nominee to the Board, or
(iii) conduct alone or in concert with others a hostile takeover of AMBI. Notwithstanding anything to the contrary set forth in this Section 1.14, BP may conduct a tender offer (as such term is used in the rules of the Commission) for the voting securities of AMBI, provided that such tender offer is for all, but not less than all, of the issued and outstanding securities of AMBI and that such tender offer is expressly conditioned upon the tender of at least 90% of the issued and outstanding securities of AMBI.

      1.15 Extension of Term. In the event that BP requests any registration pursuant to Section 1.2 and such registration is delayed due to the provisions of Section 1.2(a)(B) or 1.2(b), the two year period set forth in Sections 1.2 and 1.3 shall be extended by the number of days of such delay. In the event that, pursuant to any underwriting commitment or other arrangement, (i) BP's right to request or be included in any registration pursuant to Sections 1.2 or
1.3 is suspended for any period, or (ii) BP is required to enter into a "market stand-off" agreement which would prevent BP from selling or otherwise transferring or disposing of any AMBI Common Stock for a period that is longer than the shortest period for which such restrictions would apply pursuant to
Section 1.11 of this Agreement, then the two year period set forth in Sections
1.2 and 1.3 shall be extended by the number of days for which BP's registration rights are suspended or by which such "market stand-off" exceeds the shortest period provided for in Section 1.11. In the event that AMBI breaches any of the covenants set forth in Sections 2.1 or 2.4 below, the two year period set forth in Sections 1.2 and 1.3 shall be extended by the number of days that such breach continues.

                                    SECTION 2

                                Covenants of AMBI

      AMBI hereby covenants and agrees as follows:

      2.1 Private Placements. For a period of two years after the Completion Date, AMBI will use commercially reasonable efforts to arrange for, on an exclusive basis, the sale of the Private Placement Securities in one or more transactions exempt from the registration requirements of the Securities Act, upon notification by BP of its desire to sell the Private Placement Securities and the receipt of a written opinion of an Underwriter stating that the sale of such Private Placement Securities will not have a material adverse effect on the liquidity, trading patterns or market price of AMBI Common Stock, it being understood that BP is under no obligation to sell the Private Placement Securities. Notwithstanding the foregoing, if BP is contacted by any person who is interested in obtaining any portion of the Private Placement Securities from BP, or if BP is interested in offering any portion of the Private Placement Securities to any person, then AMBI and BP shall agree upon an approach or strategy for such sale, and provided that such agreement is reached, BP may arrange for such sale. At the request of any person who has purchased not less than 25% of the Private Placement Securities (as presently constituted and subject to any subsequent adjustments for stock splits, stock dividends, reverse stock splits, and the like), AMBI shall, as soon as reasonably practicable, file a registration statement on Form S-3 with the Commission covering the Private Placement Securities held by such person. If necessary, BP will make appropriate BP corporate officers or other key personnel available to assist in a transaction. The reasonable expenses associated with such a transaction incurred with BP's prior written consent will be the responsibility of BP.

      2.2 Basic Financial Information. So long as BP owns any Registrable Securities, AMBI will furnish to BP, as soon as reasonably practicable, copies of its annual reports on Form 10-K and its quarterly reports on Form 10-Q, respectively.


      2.3 Additional Information and Rights.

      (a) AMBI will permit BP, so long as BP owns at least 5% of the issued and outstanding shares of AMBI Common Stock (as presently constituted and subject to subsequent adjustment for stock splits, stock dividends, reverse stock splits, recapitalizations and the like) to discuss AMBI's affairs, finances and accounts with AMBI's President and Chief Executive Officer, and with his/her prior written consent, with other officers of AMBI, all at such reasonable times and as often as any such person may reasonably request. AMBI shall cause such officers to participate in such discussions in good faith and to promptly respond to any reasonable inquiry made by BP.

      (b) The provisions of Section 2.2 and this Section 2.3 shall not be in limitation of any rights which BP may have with respect to the books and records of AMBI and its subsidiaries, or to inspect their properties or discuss their affairs, finances and accounts, under the laws of the jurisdictions in which they are incorporated.

      (c) Notwithstanding anything to the contrary in this Section 2, AMBI shall not be obligated to provide, nor shall BP have access to, any information which AMBI reasonably considers to be a trade secret or classified information. BP hereby agrees, with respect to any confidential information received pursuant to this Agreement and information derived therefrom, to hold such information in strict confidence, to take all reasonable precautions to protect such information and not to disclose any such information to any third party; provided that the foregoing obligations shall not apply to such information as:

            (i) is required to be disclosed by applicable law or regulation;

            (ii) was publicly known prior to disclosure by AMBI of such information to BP;

            (iii) becomes publicly known, without fault on the part of BP, subsequent to disclosure by AMBI of such information to BP;

            (iv) is received by BP at any time from a source, other than AMBI, lawfully having possession of and the right to disclose such information;

            (v) was otherwise known by BP prior to disclosure by AMBI to BP of such information; or

            (vi) is independently developed by BP without use of such information.

      2.4 No Additional Registration Rights. During the period ending two years (subject to extension pursuant to Section 1.15) after the date of this Agreement, AMBI will not grant to any person the right to request that their shares of AMBI Common Stock (or securities convertible into AMBI Common Stock) be included in any underwritten public offering being conducted as a result of a request by BP pursuant to Section 1.2 of this Agreement without the prior written consent of BP.

                                    SECTION 3

                                 Covenants of BP

      3.1 BP Insurance and Benefit Plans. So long as a person nominated by BP has a seat on the Board and so long as BP owns 20% or more of the AMBI Common Stock, BP will cause its affiliate Burns Philp Inc. ("BPI"), to the extent permitted by BPI's insurers, to include AMBI and its subsidiaries in BPI's employee health insurance and other benefit plan coverages at a charge to AMBI equal to the incremental cost to BPI for such inclusion. BP will cause BPI to use commercially reasonable efforts to obtain for AMBI on competitive terms from BPI's insurers, other insurance coverages as AMBI may request, e.g. D & O Insurance and product liability insurance. Nothing in this Section 3.1 shall obligate BP or any of its affiliates to take any action that would have an adverse effect on any such insurance or benefit plans.

      3.2 Voting of Shares.

      (a) So long as BP owns 10% or more of the AMBI Common Stock, BP will at each annual and special meeting of AMBI shareholders which occurs during the two-year period after the Completion Date vote its shares in favor of Fredric D. Price and one nominee of Fredric D. Price to the Board.

      (b) So long as BP owns at least 20% of the issued and outstanding shares of AMBI Common Stock, BP shall have the right to nominate one (1) person for election to the Board.

                                    SECTION 4

                                  Miscellaneous

      4.1 Governing law. This Agreement shall be governed in all respects by the laws of the State of New York, as if entered into by and between New York residents exclusively for performance entirely within New York.

      4.2 Successors and Assigns. Except as otherwise expressly provided herein, the provisions hereof shall inure to the benefit of, and be binding upon, the successors, assigns, heirs, executors and administrators of the parties hereto.

      4.3 Entire Agreement; Amendment; Waiver. This Agreement constitutes the full and entire understanding and agreement between the parties with regard to the subjects hereof and thereof. Neither this Agreement nor any term hereof may be amended, waived, discharged or terminated, except by a written instrument signed by AMBI and BP, and any such amendment, waiver, discharge or termination shall be binding on BP, but in no event shall the obligations of BP hereunder be materially increased, except upon the written consent of BP.


      4.4 Notices, etc. All notices and other communications required or permitted hereunder shall be in writing and shall be mailed by United States first-class mail, postage prepaid, or delivered personally by hand or nationally recognized courier addressed as follows:

      If to AMBI:       Applied Microbiology, Inc.
                        771 Old Saw Mill River Road
                        Tarrytown, New York 10591
                        Attn: Benjamin T. Sporn
                              Vice President - Legal

      with a copy to:   Brobeck, Phleger & Harrison LLP
                        1633 Broadway, 47th Floor
                        New York, New York 10019
                        Attn: Richard R. Plumridge, Esq.

      If to BP:         Burns Philp & Co. Ltd.
                        7 Bridge Street
                        Sydney, NSW 2000, Australia
                        Attn: The Company Secretary
                        Fax: 61 2 9247 8391

      with a copy to:   Burns Philp Food, Inc.
                        222 Sutter Street, 9th Floor
                        San Francisco, CA 94108
                        Attn: Lorraine E. Vega, Esq.
                        Fax: (415) 296-5746
or at such other address as AMBI or BP shall have furnished to each other in writing. All such notices and other written communications shall be effective
(i) if mailed, five (5) days after mailing and (ii) if delivered, upon delivery.

      4.5 Delays or Omissions. No delay or omission to exercise any right, power or remedy accruing to BP, upon any breach or default of AMBI under this Agreement shall impair any such right, power or remedy of BP nor shall it be construed to be a waiver of any such breach or default, or an acquiescence therein, or of or in any similar breach or default thereafter occurring; nor shall any waiver of any single breach or default be deemed a waiver of any other breach or default therefore or thereafter occurring. Any waiver, permit, consent or approval of any kind or character on the part of BP of any breach or default under this Agreement or any waiver on the part of BP of any provisions or conditions of this Agreement must be made in writing and shall be effective only to the extent specifically set forth in such writing. All remedies, either under this Agreement or by law or otherwise afforded to BP, shall be cumulative and not alternative.

      4.6 Separability. In case any provision of the Agreement shall be invalid, illegal or unenforceable, the validity, legality and enforceability of the remaining provisions shall not in any way be affected or impaired thereby.


      4.7 Information Confidential. BP acknowledges that the information received by it pursuant hereto may be confidential and for its use only, and it will not use such confidential information in violation of the Exchange Act or reproduce, disclose or disseminate such information to any other person (other than its employees or agents having a need to know the contents of such information, and its attorneys), except in connection with the exercise of rights under this Agreement or the Share Purchase Agreement or related documents or in exercising any remedies or enforcing any rights thereunder, unless AMBI has made such information available to the public generally or BP is required to disclose such information by a governmental body.

      4.8 Titles and Subtitles. The titles of the sections and subsections of this Agreement are for convenience of reference only and are not to be considered in construing this Agreement.

      4.9 Counterparts. This Agreement may be executed in any number of counterparts, each of which shall be an original, but all of which together shall constitute one instrument.

      4.10 Resolution of Disputes.

      (a) Negotiation Between Executives. The parties shall attempt in good faith to resolve any dispute arising out of or relating to this Agreement, or the breach, termination or validity thereof, by negotiations between executives who have authority to settle the controversy. Any party may give the other party written notice of any dispute not resolved in the normal course of business. Within 20 days after delivery of such notice, executives of both parties shall meet at a mutually acceptable time and place, and thereafter as often as they reasonably deem necessary, to exchange relevant information and to attempt to resolve the dispute. If the matter has not been resolved within 60 days of the disputing party's notice, or if the parties fail to meet within 20 days, either party may initiate arbitration of the controversy or claim as provided hereinafter.

      If a negotiator intends to be accompanied at a meeting by an attorney, the other negotiator shall be given at least three working days' notice of such intention and may also be accompanied by an attorney. All negotiations pursuant to this clause are confidential and shall be treated as compromise and settlement negotiations for purposes of the Federal Rules of Evidence and state rules of evidence.

      (b) Arbitration. If a dispute arising out of or relating to this Agreement, or the breach, termination or validity thereof, has not been resolved by negotiation as provided herein, it shall be settled by arbitration in accordance with the Center for Public Resources Institute for Dispute Resolution Rules for Non-Administered Arbitration of Business Disputes. The arbitration shall take place in New York City, New York, shall be governed by the United States Arbitration Act, 9 U.S.C.

Sections 1-16, and judgment upon the award rendered by the arbitrator may be entered by any court having jurisdiction thereof.

      IN WITNESS WHEREOF, the parties hereto have executed this Investors Rights Agreement effective as of the day and year first above written.

                                        APPLIED MICROBIOLOGY, INC.



                                        By:____________________________

                                        Name: Benjamin Sporn

                                        Title: Vice President


                                        BURNS PHILP MICROBIOLOGY PTY
                                        LIMITED



                                        By:____________________________

                                        Name: Lorraine E. Vega

                                        Title: Attorney-in-Fact